                                                                    EXHIBIT 99.2



                      Health Personnel Options Corporation

                       Unaudited Condensed Balance Sheets



                                                                        March 31         June 30
                                                                          2002             2001
                                                                      ------------     ------------
ASSETS
Current assets:
    Cash and cash equivalents                                         $      1,000     $      1,000
    Accounts receivable, net of allowance for doubtful accounts
      of $229,806 at March 31, 2002 and $100,000 at June 30, 2001       12,823,951        5,603,956
    Prepaid expenses and other current assets                              479,042          221,979
    Income taxes receivable                                                535,010               --
    Deferred income taxes                                                   89,624          468,753
                                                                      ------------     ------------
Total current assets                                                    13,928,627        6,295,688

Equipment and leasehold improvements, net                                1,658,200          802,100
Goodwill, net                                                            6,066,795        6,066,795
Deferred income taxes                                                       87,924           87,924
Workers' compensation restricted deposits                                  146,481               --
Other assets                                                                11,586           40,152
                                                                      ------------     ------------
Total assets                                                          $ 21,899,613     $ 13,292,659
                                                                      ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                  $  1,745,958     $  1,672,560
    Accrued expenses                                                     4,076,707        2,034,845
    Line of credit                                                       1,255,007          696,101
    Current portion of long-term debt                                      455,188          332,423
                                                                      ------------     ------------
Total current liabilities                                                7,532,860        4,735,929

Deferred income taxes                                                       83,106           43,253
Long-term debt                                                           1,290,512        1,555,476

Shareholders' equity:
    Preferred stock, $1,000 par value
      Authorized shares -- 4,257.14
      Issued and outstanding shares -- 3,304.76                          3,304,760        3,304,760
    Common stock, no par value (at amount paid in)
      Authorized shares -- 1,000,000
      Issued and outstanding shares -- 194,200                           2,425,400        2,425,400
    Additional paid-in capital                                           2,095,240        2,095,240
    Retained earnings (Accumulated deficit)                              5,457,735         (867,399)
                                                                      ------------     ------------
                                                                        13,283,135        6,958,001
    Less: Treasury Stock at cost; 21,100 shares of common stock            290,000               --

Total shareholders' equity                                              12,993,135        6,958,001
                                                                      ------------     ------------
Total liabilities and shareholders' equity                            $ 21,899,613     $ 13,292,659
                                                                      ============     ============


      See accompanying notes to unaudited condensed financial statements.

                      Health Personnel Options Corporation

                  Unaudited Condensed Statements of Operations



                                               Three Months Ended March 31,
                                              ------------------------------
                                                  2002              2001
                                              ------------      ------------
Revenues                                      $ 29,650,175      $  8,206,358

Cost of services                                22,125,824         5,634,283
                                              ------------      ------------
                                                 7,524,351         2,572,075

Other operating expenses:
    Corporate, general and administrative        4,106,998         1,526,560
    Depreciation and amortization                  161,493           169,105
                                              ------------      ------------
                                                 4,268,491         1,695,665
                                              ------------      ------------
Operating income                                 3,255,860           876,410

    Interest expense, net                          (57,657)         (146,323)
                                              ------------      ------------
Income before income taxes                       3,198,203           730,087

Income tax expense                               1,241,204             7,700
                                              ------------      ------------

Net income                                    $  1,956,999      $    722,387
                                              ============      ============


       See accompanying notes to unaudited condensed financial statements.

                      Health Personnel Options Corporation

                  Unaudited Condensed Statements of Operations



                                                Nine Months Ended March 31,
                                              ------------------------------
                                                  2002              2001
                                              ------------      ------------
Revenues                                      $ 84,771,098      $ 21,590,850

Cost of services                                63,687,991        15,168,484
                                              ------------      ------------
                                                21,083,107         6,422,366

Other operating expenses:
    Corporate, general and administrative       10,128,443         4,295,188
    Depreciation and amortization                  313,221           517,982
                                              ------------      ------------
                                                10,441,664         4,813,170
                                              ------------      ------------
Operating income                                10,641,443         1,609,196

    Interest expense, net                         (172,657)         (419,322)
                                              ------------      ------------
Income before income taxes                      10,468,786         1,189,874

Income tax expense                               4,143,652             9,523
                                              ------------      ------------

Net income                                    $  6,325,134      $  1,180,351
                                              ============      ============


       See accompanying notes to unaudited condensed financial statements.

                      Health Personnel Options Corporation

             Unaudited Condensed Statements of Shareholders' Equity



                                            PREFERRED STOCK          COMMON STOCK      ADDITIONAL
                                         --------------------   ---------------------    PAID-IN     RETAINED
                                          SHARES     AMOUNT     SHARES       AMOUNT      CAPITAL     EARNINGS        TOTAL
                                        ---------  ----------   -------   -----------   ----------  -----------   ------------
Balances June 30, 2000                   2,828.57  $2,828,570   194,200   $ 2,425,400   $1,571,430  $(3,947,476)  $  2,877,924
   Conversion of note payable              476.19     476,190        --            --      523,810           --      1,000,000
   Net income and comprehensive income         --          --        --            --           --    3,080,077      3,080,077
                                         --------  ----------   -------   -----------   ----------  -----------   ------------
Balances June 30, 2001                   3,304.76   3,304,760   194,200     2,425,400    2,095,240     (867,399)     6,958,001
   Repurchases of Common Stock                 --          --   (21,100)     (290,000)          --           --       (290,000)
   Net income and comprehensive income                                                                6,325,134      6,325,134
                                        ---------  ----------   -------   -----------   ----------  -----------   ------------
Balances March 31, 2002                  3,304.76  $3,304,760   173,100   $ 2,135,400   $2,095,240  $ 5,457,735   $ 12,993,135
                                        =========  ==========   =======   ===========   ==========  ===========   ============


       See accompanying notes to unaudited condensed financial statements.

                      Health Personnel Options Corporation

                  Unaudited Condensed Statements of Cash Flows



                                                                 NINE MONTHS ENDED
                                                                      MARCH 31,
                                                           ----------------------------
                                                               2002             2001
                                                           -----------      -----------
OPERATING ACTIVITIES
Net income                                                 $ 6,325,134      $ 1,180,351
Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                            313,221          517,982
      Deferred income taxes                                    331,058               --
      Changes in operating assets and liabilities:
        Accounts receivable                                 (7,219,995)      (1,059,697)
        Prepaid expenses and other current assets             (131,796)         (77,462)
        Accounts payable                                       393,570         (289,401)
        Accrued expenses                                     1,031,423        1,169,718
                                                           -----------      -----------
Net cash provided by operating activities                    1,042,615        1,441,491

INVESTING ACTIVITIES
Purchases of equipment and leasehold improvements           (1,169,322)        (120,653)
                                                           -----------      -----------
Net cash used in investing activities                       (1,169,322)        (120,653)

FINANCING ACTIVITIES
Increase in line of credit                                     558,906               --
Proceeds from long-term debt                                   290,300               --
Repayments of long-term debt                                  (432,499)      (1,320,838)
Purchase of treasury stock                                    (290,000)              --
                                                           -----------      -----------
Net cash provided by (used in) financing activities            126,707       (1,320,838)
                                                           -----------      -----------

Decrease in cash                                                    --               --
Cash at beginning of year                                        1,000            1,000
                                                           -----------      -----------
Cash at end of year                                        $     1,000      $     1,000
                                                           ===========      ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest                                     $   172,073      $   443,172
                                                           ===========      ===========
Cash paid for taxes                                        $ 4,260,210      $     9,478
                                                           ===========      ===========


       See accompanying notes to unaudited condensed financial statements.

                      Health Personnel Options Corporation

                Notes to Unaudited Condensed Financial Statements

                                 March 31, 2002



1.   BASIS OF PRESENTATION

The condensed balance sheet as of March 31, 2002 and the condensed statements of operations and cash flows for the three and nine month periods ended March 31, 2002 and 2001 of Health Personnel Options Corporation (the "Company" or "HPOC") are unaudited. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation for the periods presented have been included. These interim unaudited condensed financial statements for 2002 and 2001 should be read in conjunction with the June 30, 2001 audited financial statements and notes thereto. The results of operations for the three and nine months ended March 31, 2002 and 2001 are not necessarily indicative of the results to be expected for the full year.


2. LINE OF CREDIT

The Company has a $4,500,000 revolving line of credit with The First National Bank of Southwest Ohio (First National). Borrowings totaled $1,255,007 at March 31, 2002 and bear interest at 1.0% over the prime rate (4.75% at March 31, 2002). The line of credit is collateralized by a security interest in all assets of the Company and expires on July 13, 2002.


3. LONG-TERM DEBT

Long-term debt obligations are summarized as follows:

                                                                   March 31, 2002
                                                                   --------------
$290,300 note payable to First National at the prime rate
  (4.75% at March 31, 2002); due in monthly installments
  of $24,986, including interest through September 21, 2002         $   122,964

$1,000,000 note payable to First National; variable
  interest rate at the prime rate plus 1.0 percent (4.75%
  at March 31, 2002); due in monthly installments of
  $16,028, including interest through March 29, 2004;
  collateralized by all assets of the Company                           652,854

$550,025 note payable to First National; variable
  interest rate at the prime rate plus 1.0 percent (4.75%
  at March 31, 2002); due in monthly installments of
  $9,031, including interest through March 30, 2003;
  collateralized by all assets of the Company                           280,471

                      Health Personnel Options Corporation

                Notes to Unaudited Condensed Financial Statements

                                 March 31, 2002



3. LONG-TERM DEBT (CONT'D)

Note payable to shareholder; fixed interest rate of
  5.75%; interest due quarterly; principal due April 8, 2004            459,280

Capitalized equipment leases; payable $11,386 monthly
  including interest from 7.75% to 9.8%                                 230,131
                                                                    -----------
                                                                      1,745,700
Current portion                                                        (455,188)
                                                                    -----------
Long-term debt                                                      $ 1,290,512
                                                                    ===========


4.  SUBSEQUENT EVENTS

On April 19, 2002, Health Personnel Options Corporation was acquired by On Assignment, Inc. The total purchase price paid by On Assignment, Inc. to the shareholders of the Company was approximately $144 million, consisting of the sum of approximately $66 million in cash paid, debt assumed of approximately $9 million and the issuance of 3,902,000 shares of On Assignment, Inc. common stock valued at $73,334,000 less $5 million related to an earn-out provision included in the Agreement and Plan of Merger, dated as of March 27, 2002 (Merger Agreement). The earn-out provision requires $5 million, currently held in escrow, to be paid to the Company's shareholders if the revenues of certain operations conducted by the Company meet or exceed specified target revenue amounts for the calendar year 2002.

Under the terms of the Merger Agreement between the Company, On Assignment Acquisition Corp. (Acquisition Subsidiary) and On Assignment, Inc., the Company was merged into the Acquisition Subsidiary, with the Acquisition Subsidiary being the surviving corporation.